Exhibit 99.3

DEVON ENERGY CORPORATION

FINANCIAL AND OPERATIONAL INFORMATION

PRODUCTION NET OF ROYALTIES

	Quarter Ended
	March 31,
	2019	2018
Oil and bitumen (MBbls/d)
New Devon	138	111
Canada divest assets	112	129
U.S. divest assets	4	11

Total	254	251

Natural gas liquids (MBbls/d)
New Devon	73	56
U.S. divest assets	31	41

Total	104	97

Gas (MMcf/d)
New Devon	581	493
Canada divest assets	4	12
U.S. divest assets	439	672

Total	1,024	1,177

Total oil equivalent (MBoe/d)
New Devon	308	249
Canada divest assets	113	131
U.S. divest assets	108	164

Total	529	544

DEVON ENERGY CORPORATION

FINANCIAL AND OPERATIONAL INFORMATION

PRODUCTION TREND

	2018				2019
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Quarter 1
Oil and bitumen (MBbls/d)
Delaware Basin	34	45	44	45	60
STACK	34	34	29	31	32
Powder River Basin	15	13	15	13	15
Eagle Ford	23	28	31	30	25
Other	5	6	5	6	6

New Devon	111	126	124	125	138
Canada divest assets	129	109	102	120	112
U.S. divest assets	11	10	9	8	4

Total	251	245	235	253	254

Natural gas liquids (MBbls/d)
Delaware Basin	11	15	19	18	23
STACK	35	37	40	37	35
Powder River Basin	1	1	2	2	2
Eagle Ford	8	13	15	15	12
Other	1	2	1	1	1

New Devon	56	68	77	73	73
U.S. divest assets	41	41	36	32	31

Total	97	109	113	105	104

Gas (MMcf/d)
Delaware Basin	93	94	103	127	146
STACK	324	329	337	343	333
Powder River Basin	12	13	18	20	18
Eagle Ford	63	74	84	95	83
Other	1	3	2	2	1

New Devon	493	513	544	587	581
Canada divest assets	12	12	11	6	4
U.S. divest assets	672	603	491	457	439

Total	1,177	1,128	1,046	1,050	1,024

Total oil equivalent (MBoe/d)
Delaware Basin	61	76	79	84	107
STACK	123	125	126	126	123
Powder River Basin	18	16	19	18	21
Eagle Ford	41	54	60	61	50
Other	6	8	7	6	7

New Devon	249	279	291	295	308
Canada divest assets	131	111	104	121	113
U.S. divest assets	164	151	127	116	108

Total	544	541	522	532	529

DEVON ENERGY CORPORATION

FINANCIAL AND OPERATIONAL INFORMATION

BENCHMARK PRICES

(average prices)	Quarter 1
	2019	2018
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$54.88	$62.93
Natural Gas ($/Mcf) - Henry Hub	$3.15	$3.01

REALIZED PRICES

	Quarter Ended March 31, 2019
	Oil /Bitumen	NGL	Gas	Total
	(Per Bbl)	(Per Bbl)	(Per Mcf)	(Per Boe)
United States	$51.83	$18.64	$2.53	$28.58
Canada	$34.60	N/M	N/M	$34.42

Realized price without hedges	$44.20	$18.64	$2.53	$29.83
Cash settlements	$(1.18)	$0.48	$(0.17)	$(0.82)

Realized price, including cash settlements	$43.02	$19.12	$2.36	$29.01

	Quarter Ended March 31, 2018
	Oil /Bitumen	NGL	Gas	Total
	(Per Bbl)	(Per Bbl)	(Per Mcf)	(Per Boe)
United States	$61.79	$22.56	$2.41	$30.39
Canada	$19.74	N/M	N/M	$19.45

Realized price without hedges	$40.15	$22.56	$2.41	$27.75
Cash settlements	$(0.10)	$(0.53)	$0.17	$0.23

Realized price, including cash settlements	$40.05	$22.03	$2.58	$27.98

DEVON ENERGY CORPORATION

FINANCIAL AND OPERATIONAL INFORMATION

CONSOLIDATED STATEMENTS OF EARNINGS

(in millions, except per share amounts)	Quarter Ended March 31,
	2019	2018
Upstream revenues	$710	$1,319
Marketing revenues	791	879

Total revenues	1,501	2,198

Production expenses	506	543
Exploration expenses	13	33
Marketing expenses	759	873
Depreciation, depletion and amortization	459	399
Asset dispositions	(44)	(12)
General and administrative expenses	153	199
Financing costs, net	73	387
Restructuring and transaction costs	54	—
Other expenses	(45)	21

Total expenses	1,928	2,443

Loss from continuing operations before income taxes	(427)	(245)
Income tax benefit	(110)	(34)

Net loss from continuing operations	(317)	(211)
Net earnings from discontinued operations, net of income tax expense	—	58

Net loss	(317)	(153)
Net earnings attributable to noncontrolling interests	—	44

Net loss attributable to Devon	$(317)	$(197)

Basic net loss per share:
Basic loss from continuing operations per share	$(0.74)	$(0.41)
Basic earnings from discontinued operations per share	—	0.03

Basic net loss per share	$(0.74)	$(0.38)

Diluted net loss per share:
Diluted loss from continuing operations per share	$(0.74)	$(0.41)
Diluted earnings from discontinued operations per share	—	0.03

Diluted net loss per share	$(0.74)	$(0.38)

Weighted average common shares outstanding - basic and diluted	434	527

UPSTREAM REVENUES

(in millions)	Quarter Ended March 31,
	2019	2018
Oil, gas and NGL sales	$1,419	$1,360
Derivative cash settlements	(39)	11
Derivative valuation changes	(670)	(52)

Upstream revenues	$710	$1,319

PRODUCTION EXPENSES

(in millions)	Quarter Ended March 31,
	2019	2018
Lease operating expense	$220	$241
Gathering, processing & transportation	203	228
Production taxes	68	59
Property taxes	15	15

Production expenses	$506	$543

DEVON ENERGY CORPORATION

FINANCIAL AND OPERATIONAL INFORMATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)	Quarter Ended March 31,
	2019	2018
Cash flows from operating activities:
Net loss	$(317)	$(153)
Adjustments to reconcile net loss to net cash from operating activities:
Net earnings from discontinued operations, net of income tax expense	—	(58)
Depreciation, depletion and amortization	459	399
Leasehold impairments	1	8
Accretion on discounted liabilities	17	16
Total losses on commodity derivatives	709	41
Cash settlements on commodity derivatives	(43)	11
Gains on asset dispositions	(44)	(12)
Deferred income tax benefit	(107)	(38)
Share-based compensation	48	38
Early retirement of debt	—	312
Total (gains) losses on foreign exchange	(34)	50
Other	(10)	(29)
Changes in assets and liabilities, net	(302)	25

Net cash from operating activities - continuing operations	377	610

Cash flows from investing activities:
Capital expenditures	(548)	(651)
Acquisitions of property and equipment	(11)	(6)
Divestitures of property and equipment	311	47

Net cash from investing activities - continuing operations	(248)	(610)

Cash flows from financing activities:
Repayments of long-term debt principal	(162)	(807)
Early retirement of debt	—	(304)
Repurchases of common stock	(999)	(71)
Dividends paid on common stock	(34)	(32)
Shares exchanged for tax withholdings	(26)	(38)

Net cash from financing activities - continuing operations	(1,221)	(1,252)

Effect of exchange rate changes on cash - continuing operations	1	(15)

Net change in cash, cash equivalents and restricted cash of continuing operations	(1,091)	(1,267)

Cash flows from discontinued operations:
Operating activities	—	194
Investing activities	—	(180)
Financing activities	—	39

Net change in cash, cash equivalents and restricted cash of discontinued operations	—	53

Net change in cash, cash equivalents and restricted cash	(1,091)	(1,214)
Cash, cash equivalents and restricted cash at beginning of period	2,446	2,684

Cash, cash equivalents and restricted cash at end of period	$1,355	$1,470

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$1,327	$1,407
Restricted cash included in other current assets	28	46
Cash and cash equivalents included in current assets held for sale	—	17

Total cash, cash equivalents and restricted cash	$1,355	$1,470

DEVON ENERGY CORPORATION

FINANCIAL AND OPERATIONAL INFORMATION

CONSOLIDATED BALANCE SHEETS

(in millions)	March 31, 2019	December 31, 2018
Current assets:
Cash and cash equivalents	$1,327	$2,414
Accounts receivable	1,038	885
Current assets held for sale	—	197
Other current assets	338	941

Total current assets	2,703	4,437
Oil and gas property and equipment, based on successful efforts accounting, net	12,766	12,813
Other property and equipment, net	1,098	1,122

Total property and equipment, net	13,864	13,935
Goodwill	841	841
Right-of-use assets	365	—
Other long-term assets	304	353

Total assets	$18,077	$19,566

Current liabilities:
Accounts payable	$603	$662
Revenues and royalties payable	850	898
Short-term debt	—	162
Current liabilities held for sale	—	69
Other current liabilities	515	435

Total current liabilities	1,968	2,226

Long-term debt	5,786	5,785
Lease liabilities	298	—
Asset retirement obligations	938	1,030
Other long-term liabilities	458	462
Deferred income taxes	772	877
Stockholders’ equity:
Common stock	42	45
Additional paid-in capital	3,518	4,486
Retained earnings	3,280	3,650
Accumulated other comprehensive earnings	1,064	1,027
Treasury stock, at cost, 1.5 million and 1.0 million shares in 2019 and 2018, respectively	(47)	(22)

Total stockholders’ equity	7,857	9,186

Total liabilities and stockholders’ equity	$18,077	$19,566

Common shares outstanding	417	450

CAPITAL EXPENDITURES

(in millions)	Quarter Ended March 31, 2019
New Devon upstream capital	$457
Divest assets upstream capital	59
Land and other acquisitions	7

Exploration and production (E&P) capital	523
Other	7

Devon capital expenditures	$530

DEVON ENERGY CORPORATION

FINANCIAL AND OPERATIONAL INFORMATION

NON-GAAP FINANCIAL MEASURES

This press release includes non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in this press release, including reconciliations to their most directly comparable GAAP measure.

CORE EARNINGS

Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings and core earnings per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following table summarizes the effects of these items on first-quarter 2019 earnings.

(in millions, except per share amounts)	Quarter Ended March 31, 2019
	Before-tax	After-tax	Per Diluted Share
Net loss (GAAP)	$(427)	$(317)	$(0.74)
Adjustments:
Asset dispositions	(44)	(34)	(0.08)
Asset and exploration impairments	1	1	—
Deferred tax asset valuation allowance	—	(18)	(0.04)
Fair value changes in financial instruments and foreign currency	635	484	1.12
Restructuring and transaction costs	54	42	0.10

Core earnings (Non-GAAP)	$219	$158	$0.36

EBITDAX

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings from continuing operations before income tax expense; financing costs, net; exploration expenses; depreciation, depletion and amortization; asset impairments; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; restructuring and transaction costs; accretion on discounted liabilities; and other items not related to normal operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies and should be considered in conjunction with net earnings from continuing operations.

(in millions)	Q1 2019	Q4 2018
Net earnings (loss) from continuing operations (GAAP)	$(317)	$1,149
Financing costs, net	73	70
Income tax expense (benefit)	(110)	335
Exploration expenses	13	44
Depreciation, depletion and amortization	459	423
Asset disposition gains	(44)	(268)
Share-based compensation	26	27
Derivative and financial instrument non-cash valuation changes	635	(1,209)
Restructuring and transaction costs	54	9
Accretion on discounted liabilities and other	(10)	40

EBITDAX (Non-GAAP)	$779	$620

NET DEBT

Devon defines net debt as debt less cash and cash equivalents. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

(in millions)	March 31, 2019
Total debt (GAAP)	$5,786
Less cash and cash equivalents	(1,327)

Net debt (Non-GAAP)	$4,459

DEVON ENERGY CORPORATION

FORWARD LOOKING GUIDANCE

PRODUCTION GUIDANCE

	Quarter 2		Full Year
	Low	High	Low	High
Oil and bitumen (MBbls/d)
New Devon	134	141	140	145
Assets to be sold - Canada	95	100	108	112
Assets to be sold - U.S.	2	4	3	5

Total	231	245	251	262

Natural gas liquids (MBbls/d)
New Devon	72	76	72	77
Assets to be sold - U.S.	27	32	26	30

Total	99	108	98	107

Gas (MMcf/d)
New Devon	530	580	540	580
Assets to be sold - Canada	2	4	2	4
Assets to be sold - U.S.	420	440	400	440

Total	952	1,024	942	1,024

Total oil equivalent (MBoe/d)
New Devon	295	314	302	319
Assets to be sold - Canada	95	101	108	113
Assets to be sold - U.S.	99	109	96	108

Total	489	524	506	540

PRICE REALIZATIONS GUIDANCE

	Quarter 2		Full Year
	Low	High	Low	High
Oil and bitumen - % of WTI
U.S.	90%	100%	90%	100%
Canada	65%	75%	55%	65%
NGL - realized price	$16	$20	$16	$20
Natural gas - % of Henry Hub	70%	80%	70%	80%

OTHER GUIDANCE ITEMS - Expense line items include full-year impact of assets that are currently in the process of being sold.

	Quarter 2		Full Year
($ millions, except Boe and %)	Low	High	Low	High
Marketing & midstream operating profit	$10	$20	$50	$70
LOE & GP&T per BOE	$9.30	$9.55 (1)	$8.80	$9.05
Production & property tax	$80	$90	$340	$380
Exploration expenses	$10	$15	$40	$60
Depreciation, depletion and amortization	$440	$490	$1,800	$1,900
General & administrative expenses	$130	$140	$520	$540
Financing costs, net	$75	$85	$300	$340
Other expenses	$10	$20	$30	$40
Current income tax rate	0%	0%	0%	0%
Deferred income tax rate	20%	25%	20%	25%

Total income tax rate	20%	25%	20%	25%

(1)	Included in the Q2 LOE & GP&T guidance is the expected impact from a turnaround at the company’s Jackfish facility within its Canadian operations.

CAPITAL EXPENDITURES GUIDANCE

	Quarter 2		Full Year
(in millions)	Low	High	Low	High
New Devon upstream capital	$500	$550	$1,800	$2,000
Assets to be sold upstream capital (assumes full year)	60	80	225	275
Corporate	5	10	25	35

Devon capital expenditures	$565	$640	$2,050	$2,310

DEVON ENERGY CORPORATION

FORWARD LOOKING GUIDANCE

Oil Commodity Hedges

	Price Swaps		Price Collars
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q2-Q4 2019	46,891	$59.97	87,484	$54.60	$64.62
Q1-Q4 2020	3,238	$60.13	19,186	$52.23	$62.36

	Three-Way Price Collars
Period	Volume (Bbls/d)	Weighted Average Floor Sold Price ($/Bbl)	Weighted Average Floor Purchased Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q2-Q4 2019	5,000	$50.00	$63.00	$74.80

Oil Basis Swaps

Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q2-Q4 2019	Midland Sweet	24,945	$(0.46)
Q2-Q4 2019	Argus LLS	8,900	$5.10
Q2-Q4 2019	Argus MEH	20,945	$3.24
Q2-Q4 2019	NYMEX Roll	38,000	$0.45
Q2-Q4 2019	Western Canadian Select	62,762	$(19.21)
Q1-Q4 2020	Argus MEH	3,000	$3.43
Q1-Q4 2020	NYMEX Roll	42,000	$0.32
Q1-Q4 2020	Western Canadian Select	4,577	$(20.80)

Natural Gas Commodity Hedges - Henry Hub

	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q2-Q4 2019	262,525	$2.81	213,884	$2.64	$3.02
Q1-Q4 2020	51,409	$2.86	40,071	$2.73	$3.03

Natural Gas Basis Swaps

Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q2-Q4 2019	Panhandle Eastern Pipe Line	63,018	$(0.71)
Q2-Q4 2019	El Paso Natural Gas	130,000	$(1.46)
Q2-Q4 2019	Houston Ship Channel	162,500	$0.01
Q1-Q4 2020	Panhandle Eastern Pipe Line	30,000	$(0.47)
Q1-Q4 2020	El Paso Natural Gas	40,000	$(0.67)
Q1-Q4 2020	Houston Ship Channel	10,000	$0.02

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC first of the month Henry Hub index. Commodity hedge positions are shown as of April 25, 2019.